Report of Independent Registered Public Accounting
Firm
To the Board of Trustees and Shareholders of
  Old Mutual Growth II Portfolio In planning and performing our audit of the financial statements of Old Mutual Growth II Portfolio, formerly Liberty
Ridge Growth II Portfolio, (one of the portfolios constituting the Old Mutual Insurance Series Fund, formerly PBHG Insurance Series Fund, hereafter referred to as the Portfolio) as of and for the year ended December 31, 2005, in accordance with the standards of the Public Company Accounting Oversight
Board (United States), we considered the Portfolios internal control over financial reporting, including control activities for safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios internal control over financial reporting.
Accordingly, we express no such opinion.
The management of the Portfolio is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A portfolios internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Such internal control over financial reporting includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a portfolios assets that could have a material effect on the financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the portfolios ability to initiate, authorize, record, process or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the portfolios annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.
Our consideration of the Portfolios internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be significant deficiencies or material weaknesses under standards established by the Public Company
Accounting Oversight Board (United States).
However, we noted no deficiencies in the Portfolios internal control over financial reporting and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 2005.
This report is intended solely for the information and use of management and the Board of Trustees of Old Mutual Growth II Portfolio and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 7, 2006




Report of Independent Registered Public Accounting
Firm
To the Board of Trustees and Shareholders of
  Old Mutual Large Cap Growth Concentrated
Portfolio
In planning and performing our audit of the financial statements of Old Mutual Large Cap Growth
Concentrated Portfolio, formerly Liberty Ridge Large
Cap Growth Concentrated Portfolio, (one of the portfolios constituting the Old Mutual Insurance
Series Fund, formerly PBHG Insurance Series Fund, hereafter referred to as the Portfolio) as of and for the year ended December 31, 2005, in accordance with the standards of the Public Company Accounting
Oversight Board (United States), we considered the
Portfolios internal control over financial reporting, including control activities for safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios internal control over financial reporting. Accordingly, we express no such opinion.
The management of the Portfolio is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A portfolios internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Such internal control over financial reporting includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a portfolios assets that could have a material effect on the financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the portfolios ability to initiate, authorize, record, process or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the portfolios annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.
Our consideration of the Portfolios internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be significant deficiencies or material weaknesses under standards established by the Public Company
Accounting Oversight Board (United States).
However, we noted no deficiencies in the Portfolios internal control over financial reporting and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 2005.
This report is intended solely for the information and use of management and the Board of Trustees of Old Mutual Large Cap Growth Concentrated Portfolio and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 7, 2006




Report of Independent Registered Public Accounting
Firm
To the Board of Trustees and Shareholders of
  Old Mutual Large Cap Growth Portfolio
In planning and performing our audit of the financial statements of Old Mutual Large Cap Growth
Portfolio, formerly Liberty Ridge Large Cap Growth
Portfolio, (one of the portfolios constituting the Old Mutual Insurance Series Fund, formerly PBHG
Insurance Series Fund, hereafter referred to as the Portfolio) as of and for the year ended December 31, 2005, in accordance with the standards of the Public
Company Accounting Oversight Board (United States), we considered the Portfolios internal control over financial reporting, including control activities for safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios internal control over financial reporting. Accordingly, we express no such opinion.
The management of the Portfolio is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A portfolios internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Such internal control over financial reporting includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a portfolios assets that could have a material effect on the financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the portfolios ability to initiate, authorize, record, process or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the portfolios annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.
Our consideration of the Portfolios internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be significant deficiencies or material weaknesses under standards established by the Public Company
Accounting Oversight Board (United States).
However, we noted no deficiencies in the Portfolios internal control over financial reporting and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 2005.
This report is intended solely for the information and use of management and the Board of Trustees of Old Mutual Large Cap Growth Portfolio and the
Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 7, 2006



Report of Independent Registered Public Accounting
Firm
To the Board of Trustees and Shareholders of
  Old Mutual Mid-Cap Portfolio
In planning and performing our audit of the financial statements of Old Mutual Mid-Cap
Portfolio, formerly Liberty Ridge Mid-Cap Portfolio,
(one of the portfolios constituting the Old Mutual
Insurance Series Fund, formerly PBHG Insurance
Series Fund, hereafter referred to as the Portfolio) as of and for the year ended December 31, 2005, in accordance with the standards of the Public Company
Accounting Oversight Board (United States), we considered the Portfolios internal control over financial reporting, including control activities for safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios internal control over financial reporting. Accordingly, we express no such opinion.
The management of the Portfolio is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A portfolios internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Such internal control over financial reporting includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a portfolios assets that could have a material effect on the financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the portfolios ability to initiate, authorize, record, process or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the portfolios annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.
Our consideration of the Portfolios internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be significant deficiencies or material weaknesses under standards established by the Public Company
Accounting Oversight Board (United States).
However, we noted no deficiencies in the Portfolios internal control over financial reporting and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 2005.
This report is intended solely for the information and use of management and the Board of Trustees of the Old Mutual Mid Cap Portfolio and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 7, 2006




Report of Independent Registered Public Accounting
Firm
To the Board of Trustees and Shareholders of
  Old Mutual Select Value Portfolio
In planning and performing our audit of the financial statements of Old Mutual Select Value
Portfolio, formerly Liberty Ridge Select Value
Portfolio, (one of the portfolios constituting the Old Mutual Insurance Series Fund, formerly PBHG
Insurance Series Fund, hereafter referred to as the Portfolio) as of and for the year ended December 31, 2005, in accordance with the standards of the Public
Company Accounting Oversight Board (United States), we considered the Portfolios internal control over financial reporting, including control activities for safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios internal control over financial reporting. Accordingly, we express no such opinion.
The management of the Portfolio is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A portfolios internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Such internal control over financial reporting includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a portfolios assets that could have a material effect on the financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the portfolios ability to initiate, authorize, record, process or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the portfolios annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.
Our consideration of the Portfolios internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be significant deficiencies or material weaknesses under standards established by the Public Company
Accounting Oversight Board (United States).
However, we noted no deficiencies in the Portfolios internal control over financial reporting and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 2005.
This report is intended solely for the information and use of management and the Board of Trustees of the Old Mutual Select Value Portfolio and the
Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 7, 2006




Report of Independent Registered Public Accounting
Firm
To the Board of Trustees and Shareholders of
  Old Mutual Small Cap Growth Portfolio
In planning and performing our audit of the financial statements of Old Mutual Small Cap Growth
Portfolio, formerly Liberty Ridge Small Cap Growth
Portfolio, (one of the portfolios constituting the Old Mutual Insurance Series Fund, formerly PBHG
Insurance Series Fund, hereafter referred to as the Portfolio) as of and for the year ended December 31, 2005, in accordance with the standards of the Public
Company Accounting Oversight Board (United States), we considered the Portfolios internal control over financial reporting, including control activities for safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios internal control over financial reporting. Accordingly, we express no such opinion.
The management of the Portfolio is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A portfolios internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Such internal control over financial reporting includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a portfolios assets that could have a material effect on the financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the portfolios ability to initiate, authorize, record, process or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the portfolios annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.
Our consideration of the Portfolios internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be significant deficiencies or material weaknesses under standards established by the Public Company
Accounting Oversight Board (United States).
However, we noted no deficiencies in the Portfolios internal control over financial reporting and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 2005.
This report is intended solely for the information and use of management and the Board of Trustees of the Old Mutual Small Cap Growth Portfolio and the
Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 7, 2006



Report of Independent Registered Public Accounting
Firm
To the Board of Trustees and Shareholders of
  Old Mutual Small Cap Portfolio
In planning and performing our audit of the financial statements of Old Mutual Small Cap
Portfolio, formerly Liberty Ridge Small Cap
Portfolio, (one of the portfolios constituting the Old Mutual Insurance Series Fund, formerly PBHG
Insurance Series Fund, hereafter referred to as the Portfolio) as of and for the year ended December 31, 2005, in accordance with the standards of the Public
Company Accounting Oversight Board (United States), we considered the Portfolios internal control over financial reporting, including control activities for safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios internal control over financial reporting. Accordingly, we express no such opinion.
The management of the Portfolio is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A portfolios internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Such internal control over financial reporting includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a portfolios assets that could have a material effect on the financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the portfolios ability to initiate, authorize, record, process or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the portfolios annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.
Our consideration of the Portfolios internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be significant deficiencies or material weaknesses under standards established by the Public Company
Accounting Oversight Board (United States).
However, we noted no deficiencies in the Portfolios internal control over financial reporting and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 2005.
This report is intended solely for the information and use of management and the Board of Trustees of the Old Mutual Small Cap Portfolio and the
Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 7, 2006



Report of Independent Registered Public Accounting
Firm
To the Board of Trustees and Shareholders of
  Old Mutual Columbus Circle Technology and
Communications Portfolio
In planning and performing our audit of the financial statements of Old Mutual Columbus Circle
Technology and Communications Portfolio, formerly
Liberty Ridge Columbus Circle Technology &
Communications Portfolio, (one of the portfolios constituting the Old Mutual Insurance Series Fund, formerly PBHG Insurance Series Fund, hereafter referred to as the Portfolio) as of and for the year ended December 31, 2005, in accordance with the standards of the Public Company Accounting Oversight
Board (United States), we considered the Portfolios internal control over financial reporting, including control activities for safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios internal control over financial reporting.
Accordingly, we express no such opinion. The management of the Portfolio is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A portfolios internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Such internal control over financial reporting includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a portfolios assets that could have a material effect on the financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the portfolios ability to initiate, authorize, record, process or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the portfolios annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.
Our consideration of the Portfolios internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be significant deficiencies or material weaknesses under standards established by the Public Company
Accounting Oversight Board (United States).
However, we noted no deficiencies in the Portfolios internal control over financial reporting and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 2005.
This report is intended solely for the information and use of management and the Board of Trustees of Old Mutual Columbus Circle Technology &
Communications Portfolio and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 7, 2006









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